You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. E32284-P9634 9 XXXX XXXX XXXX XXXX HERMAN MILLER, INC. ATTN: SHAREHOLDER SERVICES 855 EAST MAIN AVENUE ZEELAND, MI 49464-0302 HERMAN MILLER, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 9, 2017. Meeting Type: Annual Meeting For holders as of: August 11, 2017 Date: October 9, 2017 Time: 10:30 a.m., ET Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MLHR17. The company will be hosting the meeting live via the Internet again this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MLHR17 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 25, 2017 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/MLHR17. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E32285-P9634 9 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods NOTICE AND PROXY STATEMENT ANNUAL REPORT

Voting Items 1. Director Vote The Board of Directors recommends a vote FOR the listed nominees: TO ELECT FOUR DIRECTORS TO SERVE UNTIL 2020 01) Mary Vermeer Andringa 02) Brenda Freeman 03) J. Barry Griswell 04) Brian C. Walker The Board of Directors recommends a vote FOR the proposals. The Board of Directors recommends you vote 1 year on the following proposal: 4. Proposal to approve, on an advisory basis, the compensation paid to the Company's named executive officers. 5. Proposal to consider, on an advisory basis, the frequency of future advisory votes on executive compensation. 2. Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. 3. Proposal to approve the Fourth Amendment to the Herman Miller, Inc. 2011 Long-Term Incentive Plan. At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or adjournment thereof. E32286-P9634 9

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